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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 25, 2001


                    INNOVATIVE GAMING CORPORATION OF AMERICA.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MINNESOTA                     22482                  41-1713864
 ----------------------------        ------------            -------------------
 (State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


         333 ORVILLE WRIGHT COURT
         LAS VEGAS, NEVADA                                         89119
    ----------------------------------------                    ----------
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (702) 614-7199


                    4725 AIRCENTER CIRCLE, RENO, NEVADA 89502
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                   Page 1 of 7
                         Exhibit Index Appears on Page 3


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ITEM 5.  OTHER EVENTS.

         The Company has received correspondence from the Nasdaq SmallCap Market regarding the continued listing of the Company's Common Stock on that market.
The Company's stock may be delisted from trading on or about July 18, 2001 if the closing bid price of the Company's Common Stock does not equal or exceed
$1.00 for a minimum of ten consecutive trading days, which ten day period can be extended by Nasdaq in its sole discretion. If the Company's stock does not satisfy listing requirements before then, the Company may attempt to seek review of the Nasdaq SmallCap's decision to delist its stock. There can be no assurance that the Company's Common Stock will satisfy the requirements for listing on the Nasdaq SmallCap. Delisting of the Company's Common Stock may have an adverse impact on the market price and liquidity of the Company's securities, and may subject the Company's stock to the "penny stock rules" contained in Section
15(g) of the Securities Exchange Act of 1934 and the rules promulgated thereunder.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

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
99.1     Press Release dated April 25, 2001
99.2     Press Release dated April 25, 2001



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INNOVATIVE GAMING CORPORATION
                                       OF AMERICA
                                       (Registrant)



Date: April 26, 2001                   By: /s/ Loren Piel
                                          --------------------------------------
                                           Name:  Loren Piel
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


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EXHIBIT INDEX

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EXHIBIT NO.                DESCRIPTION                                                                    PAGE
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
    99.1                   Press Release                                                                    4
    99.2                   Press Release                                                                    6
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